SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 16, 1996


                      CIRCUIT CITY CREDIT CARD MASTER TRUST
             (Exact name of registrant as specified in its charter)



       United States           0-26172            58-1897792
     (State or other         (Commission         (IRS Employer
       jurisdiction            File No.)       Identification No.)
     of incorporation)


    1800 Parkway Place, Marietta, Georgia            30067
    (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code:  770-423-7900



Item 5.       Other Events.

              The registrant distributed the Certificateholders Statement for the month of November 1996 to the Series 1994-2 Certificateholders on December 16, 1996.

              The registrant distributed the Certificateholders Statement for the month of November 1996 to the Series 1995-1 Certificateholders on December 16, 1996.

              The registrant distributed the Certificateholders Statement for the month of November 1996 to the Series 1996-1 Certificateholders on December 16, 1996.




                                      - 1 -


Item 7(c).    Exhibits.

              The following is filed as an exhibit to this report under Exhibit 28:

  99.1             Series 1994-2  Certificateholders  Statement for the month of
                   November 1996.

  99.2             Series 1995-1  Certificateholders  Statement for the month of
                   November 1996.

  99.3             Series 1996-1  Certificateholders  Statement for the month of
                   November 1996.




                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CIRCUIT CITY CREDIT CARD
                                             MASTER TRUST

                                       By:  FIRST NORTH AMERICAN
                                            NATIONAL BANK, as
                                            Transferor and Servicer


                                       By:  /s/ Michael T. Chalifoux
                                            Michael T. Chalifoux
                                            Chairman of the Board
                                            and President


Date: December 16, 1996













                                       -2-

                                INDEX TO EXHIBITS



Exhibit
Number                            Exhibit


99.1 Series 1994-2 Certificateholders Statement for the month of November 1996.


99.2 Series 1995-1 Certificateholders Statement for the month of November 1996.


99.3 Series 1996-1 Certificateholders Statement for the month of November 1996.